EXHIBIT 10.5

REGENT – SOLAR LOGIC

PATENT LICENSE AGREEMENT

FIRST AMENDMENT

This FIRST AMENDMENT (“Amendment”) of the PATENT LICENSE AGREEMENT (“Agreement”) is entered into and made effective as of July 1, 2017 (“Effective Date”), by and among REGENT TECHNOLOGIES, INC., organized under the laws of the State of Texas having offices at 5646 Milton Street, #722, Dallas, Texas 75206  (“Licensor”), and SOLAR LOGIC INCORPORATED, organized and existing under the laws of the Texas (USA), having its offices at 801 North Maple Street, Muenster, Texas 76252 (“SLI”) (“Licensee”) (the parties herein sometimes referred to individually a “Party” or collectively as “Parties”).

RECITALS

WHEREAS, the Parties desire to amend the Agreement to account for delays and expenses incurred by the Parties due to frivolous claims to the ownership of certain SLI patents.

WHEREAS, the Parties agree that the terms used with initial letters capitalized will have the meanings ascribed to them in the Agreement.

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth in the Agreement and the, the Parties agree to amend Section 3.1, Section 3.5, and Schedule 3.3 of Exhibit A to read as follows:

Section 3.1          Consideration

Licensee agrees to remit to Licensor a monthly payment of $1,000 to be applied toward the reimbursement of patent expenses. The initial monthly payment of $1,000 is due upon Licensee's execution of this Agreement. Failure to make this payment will cause this Agreement to immediately terminate. Licensee agrees to initiate the additional payments of $1,000 per month on January 1, 2016 and continue this monthly payment amount until $30,000.00 has been paid to Licensor.  Notwithstanding this payment plan, the Licensee agrees to pay the balance of the amount outstanding at the date that Licensee has secured investment capital of $250,000.  Concurrent with the execution of this Amendment, the Parties agree that the amount outstanding and future payments under this Section 3.1 are as reflected in the attached Exhibit A-1.

Section 3.5          Milestones

In accomplishing commercial diligence, Licensee shall demonstrate to the satisfaction of Licensor achievement of the following milestones: (i) Licensee shall secure cumulative investment of a minimum of five hundred thousand dollars ($500,000) on or before June 30, 2018, and Licensee shall record Gross Revenues on or before June 30, 2019.  Licensee shall provide written notification to Licensor within thirty (30) days of achieving each milestone.  Should Licensee fail to achieve any of the milestones specified above, or should Licensee fail to record Gross Revenues for two (2) consecutive Calendar Years once sales begin, Licensor, at its sole option, may waive the requirement to achieve the milestone, may revise the license granted herein to a nonexclusive license, may renegotiate the missed milestone, or may terminate this Agreement in accordance with Section 5.3.

IN WITNESS WHEREOF, the Parties have entered into this Amendment as of the date first set forth above.

SOLAR LOGIC INCORPORATED		REGENT TECHNOLOGIES, INC.

By	/S/ Greg Bohl	By	/S/ David Nelson

Printed Name		Printed Name

Title		Title

EXHIBIT A
SCHEDULE 3.3 – ADVANCE ROYALTY PAYMENT

The Advance Royalty Payment will be $50,000 beginning January 1, 2018 and every January 1 thereafter. At the election of the Licensee, the first and second Advance Royalty Payments may be paid in cash or in shares of restricted common stock of Regent Technologies, Inc.  Advance Royalty Payments made in common stock shall be paid on the basis of the previous 90 day moving average price but not less than $.10 per share.

EXHIBIT A-1

	Leake	Leake Fees	Regent
January (30 hrs.)			$ 4,500.00
February (24 hrs.)			$ 3,600.00
5/11/2017	$ 4,980.00	$ 463.48
6/13/2017	$ 420.00
7/19/2017	$ 735.00
	$ 6,135.00	$ 463.48
		$ 6,598.48	$ 8,100.00
Retainer - Solar Logic		$ (1,000.00)
Regent Payment		$ (500.00)
Leake Balance		$ 5,098.48

Regent - SLI Agreement
Balance @ 3/31/2017		$ 17,000.00
Plus Retainer		$ 1,000.00
Less Leake		$ (6,598.48)
Less Regent		$ (8,100.00)
Plus Chalker Payment		$ 3,000.00
Adjusted Balance		$ 6,301.52

NOTE: Parties agree that the Adjusted Balance shall be applied to current and future amounts owed to CHALKER FLORES, LLP. with no further payments under Section 3.1